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                                                                 EXHIBIT 23.2

                                                Independent Auditors' Consent

The Board of Directors
Analogy, Inc.

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG Peat Marwick LLP
                                             -------------------------

Portland, Oregon
July 2, 1997